Schedule of Long-term Debt (Details) (USD $) In Thousands, unless otherwise specified	Jun. 24, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 04, 2012 Loans Payable [Member]	Dec. 31, 2011 Loans Payable [Member] Wells Fargo Agreement [Member]	Dec. 31, 2010 Loans Payable [Member] Wells Fargo Agreement [Member]
Debt Instrument [Line Items]
Long-term Debt		$ 64,000	$ 76,000	$ 60,000	$ 64,000	$ 76,000
Less amount due within one year	0	12,000	12,000
Long-term debt, noncurrent	$ 0	$ 52,000	$ 64,000